EXHIBIT 10.2

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

AND DEMAND SECURED PROMISSORY NOTE

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND DEMAND SECURED PROMISSORY NOTE (this "Amendment") is made and entered into this twenty-fifth day of September, 2014, by and between Janel World Trade, Ltd., a Nevada corporation, and The Janel Group of New York, a New York corporation, and The Janel Group of Illinois, an Illinois corporation, and The Janel Group of Georgia, a Georgia corporation, and The Janel Group of Los Angeles, a California corporation, and Janel Ferrara Logistics, LLC, a New Jersey limited liability company, and Alpha International, LP, a New York limited partnership, and PCL Transport, LLC, a New Jersey limited liability company (individually, jointly and severally, the "Borrower" or "Obligor'') with its chief executive office and principal place of business at 150-14 132nd Avenue, Jamaica, NY 11434, and Presidential Financial Corporation, a Georgia corporation (hereinafter referred to as "Lender") with an office at 3460 Preston Ridge Road, Suite 550, Alpharetta, Georgia, 30005.

Recitals:

Lender and Borrower are parties to a certain Loan and Security Agreement dated March 27, 2014 (as at any time amended, the "Loan Agreement") pursuant to which Lender has made and may from time to time hereafter make loans and other financial accommodations to Borrower. All Advances under the Loan Agreement are evidenced by, and are repayable with interest as provided in, the Demand Secured Promissory Note made by Borrower to the order of Lender and dated March 27, 2014 (as at any time amended, the "Note").

For a temporary period of time beginning as of the date of this Agreement and ending on October 9, 2014, the parties agree to increase the line of credit available to the Borrower under the Loan Documents to Five Million Five Hundred Thousand and No/100 Dollars ($5,500,000.00) from Five Million and No/100 Dollars ($5,000,000.00) and hereby agree to amend the Loan Agreement and the Note as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.          Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.          Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)          By striking the definition of "Maximum Loan Amount" in Schedule A of the Loan Agreement and by substituting in lieu thereof the following:

"Maximum Loan Amount" means Five Million Five Hundred Thousand and No/100 Dollars ($5,500,000.00) for the period of time from September 25, 2014 through October 8, 2014. Effective October 9, 2014, the Maximum Loan Amount means Five Million and No/100 Dollars ($5,000,000.00).

3.          Ratification and Reaffirmation. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents, and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

4.          Acknowledgments and Stipulations. Borrower acknowledges and stipulates that each of the Loan Documents executed by Borrower creates legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable on demand without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby knowingly and voluntarily waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount outstanding as of the close of business on September 24, 2014, totaled $4,459,314.52.

5.          Representations and Warranties. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

6.          Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in any Loan Document to "this Agreement" or "this Note" or to the words "hereunder" or "herein" or words of like import shall mean and be a reference to such Loan Document, as and to the extent amended by this Amendment.

7.          Breach of Amendment. A breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8.          Amendment Fee. In consideration of Lender's willingness to enter into this Amendment as set forth herein, Borrower agrees to pay to Lender an amendment fee in the amount of $5,000.00 in immediately available funds on the date hereof. Additionally, Borrower agrees to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes, filing fees and other expenses associated with or incurred in connection with the execution, delivery or filing of any instrument or agreement referred to herein or contemplated hereby.

2

9.          Release of Claims. To induce Lender to enter into this Amendment, Borrower hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Borrower represents and warrants to Lender that Borrower has not transferred or assigned to any Person any claim that Borrower ever had or claimed to have against Lender.

10.         Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Lender in Alpharetta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

11.         No Novation, Etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement, the Note or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

12.         Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.         Further Assurances. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

14.         Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto. This Amendment expresses the entire understanding of the parties with respect to the subject matter hereof and may not be amended except in a writing signed by the parties.

15.         Waiver of Jury Trial. To the fullest extent permitted by applicable law, each party hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

JANEL WORLD TRADE, LTD.		THE JANEL GROUP OF LOS ANGELES, INC.

By:	/s/ Philip J. Dubato	By:	/s/ Philip J. Dubato
	Philip J. Dubato, CFO		Philip J. Dubato, CFO

THE JANEL GROUP OF NEW YORK, INC.		JANEL FERRARA LOGISTICS, LLC

By:	/s/ Philip J. Dubato	By:	/s/ Philip J. Dubato
	Philip J. Dubato, CFO		Philip J. Dubato, CFO

THE JANEL GROUP OF ILLINOIS, INC.		ALPHA INTERNATIONAL, LP
		By:	Janel Alpha GP LLC, G.P.
		By:	Janel World Trade Ltd.
By:	/s/ Philip J. Dubato
Philip J. Dubato, CFO
		By:	/s/ Philip J. Dubato
Philip J. Dubato, CFO

THE JANEL GROUP OF GEORGIA, INC.		PCL TRANSPORT, LLC
		By:	Janel World Trade Ltd., Managing Member

By:	/s/ Philip J. Dubato
	Philip J. Dubato, CFO	By:	/s/ Philip J. Dubato
Philip J. Dubato, CFO

Accepted:

Presidential Financial Corporation
("Lender")

By:	/s/ James P. Lehr
Name:	James P. Lehr
Title:	Secretary

4